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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant / /
Filed by a Party other than the Registrant /x/
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
Enviro-Recovery, Inc.
(Name of Registrant as Specified In Its Charter)
David "Caz" Neitzke
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
ENVIRO-RECOVERY, INC

To Be Held on November 30, 2001.

    As a shareholder of Enviro-Recovery Inc. ("Enviro" or the "Company"), you are invited to be present, or represented by proxy, at a Special Meeting of Shareholders in lieu of an Annual Meeting, at Cheqamegon Hotel, 101 Lake Shore Drive West, Ashland, Wisconsin, on November 30, 2001, at 10:00 a.m. Central time, to elect David "Caz" Neitzke, John K. Tull and Jack Lowry as directors. The foregoing item of business is more fully described in the proxy statement accompanying this notice.

    This Special Meeting of Shareholders is being called by the shareholders listed on Exhibit "A" to this Notice ("Concerned Shareholders"), which shareholders consist of at least 30 percent of all the shares entitled to vote at the special meeting in accordance with the Company's By-Laws. Shareholders of record at the close of business on         , 2001 are entitled to vote at the Special Meeting of Shareholders and all adjournments thereof. Since a majority of the outstanding shares of the Company's stock must be represented at the meeting in order to constitute a quorum, all shareholders are urged either to attend the meeting or to be represented by proxy. The meeting is being called by the Concerned Shareholders in that there has not been an annual meeting of shareholders since March 24, 1999. For additional information why the Concerned Shareholders feel the need for a Special Meeting, see Related Party Transactions, "Ashland Action" in the proxy statement accompanying this notice.

    If you do not expect to attend the meeting in person, please sign, date and return the accompanying proxy in the enclosed reply envelope. Your vote is important regardless of the number of shares you own. If you later find that you can be present and you desire to vote in person or, for any other reason, desire to revoke your proxy, you may do so at any time before the voting.

Concerned Shareholders:
By: David "Caz" Neitzke
Dated: , 2001

PROXY STATEMENT
FOR SPECIAL MEETING IN LIEU OF
ANNUAL OF SHAREHOLDERS OF
ENVIRO-RECOVERY, INC.

To be held November 30, 2001

    This proxy statement and the enclosed proxy card are being furnished to Enviro-Recovery, Inc. shareholders in connection with the solicitation of proxies by those shareholders ("Concerned Shareholders") listed on Exhibit "A" of Enviro-Recovery, Inc., a Texas corporation ("Enviro" or the "Company"), for use at our Special Meeting of Shareholders in Lieu of an Annual Meeting to be held at Cheqamegon Hotel, 101 Lake Shore Drive West, Ashland, Wisconsin at 10:00 a.m. Central time, on November 30, 2001, and any adjournments thereof. This proxy statement and the accompanying form of proxy are first being mailed to shareholders on or about         , 2001.

Solicitation

    The cost of this proxy solicitation will be borne by the Concerned Shareholders. We may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at our expense. Those banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by us for their reasonable out-of-pocket expenses of solicitation. We do not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest. In addition to soliciting proxies by mail, the Concerned Shareholders may also solicit proxies personally, by telephone or by other appropriate means.

Determination of Shareholders and Outstanding Shares

    The Concerned Shareholders have fixed the close of business on         , 2001 as the date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. As of the close of business on the record date, the Company had 101,016,803 shares of Common Stock outstanding. Each outstanding share of Common Stock on such date will be entitled to one vote on each matter to be voted on at the Special Meeting.

Required Vote

    The affirmative vote of a plurality of the shares of Common Stock voted in person or by proxy at the Special Meeting is required to elect the nominees to the Board of Directors. Shareholders will not be allowed to cumulate their votes in the election of directors.

Quorum; Abstentions and Broker Non-Votes

    The required quorum for transaction of business at the Special Meeting will be a majority of the shares of Common Stock issued and outstanding as of the record date. Votes cast by proxy or in person at the Special Meeting will be taken into account in determining whether or not a quorum is present. Abstentions and broker non-votes, which occur when a broker has not received customer instructions and indicates that it does not have the discretionary authority to vote on a particular matter on the proxy card, will be included in determining the presence of a quorum at the Special Meeting. Neither abstentions nor broker non-votes will have any effect on the vote for the election of directors.

Voting of Proxies; Revocability of Proxies

    We have selected Scott Mitchen and William J. Lapelle, the persons named as proxies on the proxy card accompanying this proxy statement, to serve as proxies. Mr. Mitchen is the Company's founder and director of public and investor relations, and Mr. Lapelle is our counsel. The shares of Common Stock represented by each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, the proxy will be voted in favor of each of the proposals.

    You can revoke a proxy you have given at any time before the shares it represents are voted by giving our proxies either (1) an instrument revoking the proxy or (2) a duly executed proxy bearing a later date. Additionally, you may change or revoke a previously executed proxy by voting in person at the Special Meeting. However, your attendance at the Special Meeting will not, by itself, revoke your' proxy.

Preparation of Proxy and Purpose of Meeting

    The meeting is being called by shareholders holding at least 30 percent of all of the shares entitled to vote at the proposed special meeting in accordance with the Company's By-Laws. The meeting is being called by the Concerned Shareholders in that there has not been an annual meeting of shareholders since March 24, 1999. For additional information why the Concerned Shareholders feel the need for a Special Meeting, see Related Party Transactions, "Ashland Action".

PROPOSAL
ELECTION OF DIRECTORS

Vote Required; Recommendation of Concerned Shareholders

    A board of three directors is to be elected at the Special Meeting. The directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting entitled to vote in the election of directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the three (3) nominees named below. All nominees have indicated their willingness to serve. The term of office of each person elected as a director will continue until the next Annual Meeting or until a successor has been elected and qualified.

Information Regarding Nominees

    The following table lists the name and age of each nominee ("Nominee") director of Enviro, his business experience during the past five (5) years, his positions with Enviro and certain directorships.

Name	Age	Positions and Experience
John K Tull	75	Director of Entrade Inc. since September 1999; served as Director of Artra Group Incorporated from February 1999 to September 1999; President of J.K. Tull Associates, Ltd. since 1986.
David "Caz" Neitzke	49
		Director of Enviro-Recovery, Inc.; President/CEO of Superior Water-Logged Lumber, Inc. from December 19, 1997 to July 12, 2001; Director Superior Water-Logged Lumber Co., Inc. from June 4, 1998 to July 12, 2001; Independent lumber broker and consultant for sawmills and dimension plants for state and private firms since 1992.
Jack Lowry	67	President of Lowry Diversified Services, Inc. 1997 to present; Founder, President and CEO of US Telecom, 1984 to 1997.

    The Concerned Shareholders unanimously recommend that the stockholders vote "FOR" the election of all of the nominees for the office of Director.

    Unless you indicate to the contrary, the persons named in the accompanying proxy will vote for the election of the directors named above.

Directors' Compensation

    Directors receive no compensation for their services in their capacity as directors.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act of 1934 requires directors and executive officers to file reports of holdings and transactions with Enviro stock. Based on our records and other information, we believe that all Securities Exchange Commission filing requirements applicable to our nominees have been met.

MANAGEMENT

Information Regarding Executive Officers

    Set forth below is information concerning the executive officers and other key employees of Enviro who are part of our nominees and were in office or employed as of the date of this Proxy.

Name	Age	Position
David "Caz" Neitzke	49	Former President/CEO of Superior Water-logged Lumber, Inc. (Mr. Neitzke was terminated by Mr. Nesmith and Mr. Schwartz in their capacity as directors of the Company on July 12, 2001.)

    Officers are appointed by the boards of directors of Enviro and its wholly owned subsidiary, Superior Water-logged Lumber, Inc. and serve at the pleasure of each respective board. There are no family relationships among the nominees who are executive officers and/or directors, nor are there any arrangements or understandings between any officer and another person pursuant to which he was appointed to office except as may be hereinafter described.

Executive Compensation

    The following table contains information with respect to all compensation paid by Enviro to our nominees during the last three years.

Summary Compensation Table

	Annual Compensation				Long Term Compensation
Name and Principal Position	Salary ($)		Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options (#)	All Other Compensation ($)
David "Caz" Neitzke
1999	75,500		0	0	2,500,000(1)	(2)
2000	83,000		0	0	2,500,000(1)	(2)
2001	83,000	(3)	0	0	0(1)	(2)

(1)
Mr. Neitzke on March 8, 1999 received an option to purchase 2,500,000 shares of the Company's Common Stock pursuant to the Company's 1998 Performance Equity Plan. That option was mutually terminated by Mr. Neitzke and the Company on May 15, 2001, with no further compensation to Mr. Neitzke, in an effort to strengthen the Company's financial position.

(2)
Mr. Neitzke has the use of a Company vehicle.

(3)
Mr. Neitzke was terminated by Mr. Nesmith and Mr. Schwartz in their capacity as directors of the Company on July 12, 2001.

Security Ownership of Nominees and Concerned Shareholders

    As of October 19, 2001, there were 101,016,803 shares of Common Stock issued and outstanding. The following table sets forth the number and percentage of Common Stock known by the Concerned Shareholders to be beneficially owned as of October 19, 2001 by (i) all Nominees and, (ii) all Concerned. Unless stated otherwise, each person so named exercises sole voting and investment power as to the shares of Common Stock so indicated.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Nominees
John K. Tull**	600,000	*
David "Caz" Neitzke***	0	*
Jack Lowry**	500,000	*
Concerned Shareholders**
Thomas C. Abate	1,200,000	1.2
Floyd L. Barnes	500,000	*
Barry W. Blank	1,000,000	*
Kevin James B. Deutsch	1,600,000	1.6
Barton C. English	1,900,000	1.9
Thomas A. Evinrude	9,000,000	9
Frank Fuoco	598,000	*
Peter R. Harvey	5,500,000	5.5
Robert D. Kartheiser	4,050,000	4
Jay Kuritz	5,108,000	5.1
James R. Landers	400,000	*
Stuart J. Levy	750,000	*
Fredrick Luytjes	3,403,000	3.4
Thomas M. Mercer	1,500,000	1.5
Scott Mitchen	266,720	*
Steven Schock	1,100,000	1

John K. Tull	600,000	*
Jeanette Van Witzenburg Trust	1,650,000	1.6
Kim Van Witzenburg	100,000	*
Theresa Van Witzenburg	250,000	*
Alex Verde	1,500,000	1.5
Kenneth Charles Wiley	841,667	*

*
Less than 1% of the outstanding shares.

**
The addresses of the Concerned Shareholders are listed on Exhibit A to the Notice of Special Meeting.

***
Mr. Neitzke's business address is 2200 Lake Shore Drive, Ashland, Wisconsin.

Stock Option Plans

    There are currently no stock option plans in which the Nominees particpate.

RELATED PARTY TRANSACTIONS

    On July 16, 2001, David "Caz" Neitzke filed an action (Case No. 01CV-87) for injunction in the Circuit Court of Ashland County Wisconsin (the "Ashland Action") against Bruce Nesmith, Jeffrey Schwartz, Superior Water Logged Lumber Company, Inc. and Enviro-Recovery, Inc. (the "Defendants"). The action was brought to enjoin the Defendants from taking any action on a resolution adopted by Nesmith and Schwartz, as directors, and opposed by Neitzke, as a director, to have the Company file for a Chapter 11 Bankruptcy. Mr. Neitzke was terminated as an officer of Superior Water-Logged Lumber Co., Inc. by Mr. Nesmith and Mr. Schwartz in their capacity as directors of the Company on July 12, 2001. Mr. Neitzke brought the action in reliance of proxies and consents signed by shareholders holding in excess of fifty (50%) of the Common Stock of the Company removing Mr. Nesmith and Mr. Schwartz as directors of the Company and electing John K. Tull and Jack Lowry as directors of the Company. The Ashland Action was removed to the United States District court for the Western District of Wisconsin by the Defendants. While pending before the United States District Court, Mr. Neitzke's original complaint was amended by Mr. Neitzke to request the court to compel the Defendants to hold an annual meeting of shareholders, since the Company had not held an annual meeting of shareholders since March 24, 1999. The amendment was made in part in that it was determined that the proxies and consents relied upon by Mr. Neitzke, while authorized under Texas laws, could not be utilized by Mr. Neitzke since the Company's charter had not been amended to provide for such action. Accordingly, the actions removing Mr. Nesmith and Schwartz and electing Mr. Tull and Lowry were rendered ineffective. Also while pending before the United States District Court, Mr. Neitzke filed a Motion to Remand the action back to the Circuit Court of Ashland County, which was granted by the United States District Court. The Defendants have not yet answered or otherwise pleaded to the amended complaint but have requested additional time to do so. Copies of the pleading in these matters may be obtained from Mr. William J. Lapelle at Kwiatt & Ruben, Ltd., 211 Waukegan Road, Northfield, Illinois, 60093.

    On April 7, 1998, Jack Lowry loaned Superior Water-Logged Lumber Co., Inc. the amount of $300,000.00. The loan is evidenced by a promissory note of that date with annual interest at the rate of two (2%) over the Prime Federal Reserve interest rate adjusted daily over the period of the loan (as stated in the note). The loan is secured by a third mortgage on real estate owned by Superior. The current principal balance of the loan is $300,000.00. The payment of interest on the loan is not current.

GENERAL AND OTHER MATTERS

    The Concerned Shareholders know of no matters, other than those referred to in this proxy statement, which will be presented to the meeting. However, if any other matters properly come before the meeting or any adjournment, the persons named in the accompanying proxy will vote it in accordance with their best judgment on such matters.

    The Concerned Shareholders will bear the expense of preparing, printing and mailing this proxy material, as well as the cost of any required solicitation.

You are urged to sign and return your proxy.
Concerned Shareholders:

By:
David "Caz" Neitzke Representative of Concerned Shareholders
Dated:	, 2001

EXHIBIT A
CONCERNED SHAREHOLDERS

Name and Address	Number of Shares
Thomas C. Abate	1,200,000
202 Auburndale Ave Auburndale MA 02466
Floyd L. Barnes	500,000
P.O. BOX 12205 Olypia WA 98508
Barry W. Blank	1,000,000
P.O. Box 32056 Phoenix, AZ 85064
Kevin James B. Deutsch	1,600,000
PO BOX 3124 Duluth MN 55803
Barton C. English	1,900,000
570 S Broadway Fredricksburg TX 78624
Thomas A. Evinrude	9,000,000
1853 M-28 East Marquette, WI 49855
Frank Fuoco	598,000
4935 Grande Prominade P.O. Box 706 Adele, Quebec J0R 1L0
Peter R. Harvey	5,500,000
c/o Entrade Inc. 500 Central Ave. Northfield, IL 60093
Robert D. Kartheiser	4,050,000
24220 Petile Lake Road Lake Villa Il 60046
Jay Kuritz	5,108,000
2412 Sandy Lane Green Bay WI 54302
James R. Landers	400,000
814 James Ave Deer Park TX 77536
Stuart J. Levy	750,000
26 Tammy Hill Trail Randolph NJ 07869
Fredrick Luytjes	3,403,000
1575 Shorelands Drive

East Vero Beach FL 32963
Thomas M. Mercer	1,500,000
375 Glensprings Dr. #152 Cincinnati OH 45246
Scott Mitchen	266,720
Rte. 2 Box 79 Iron River, WI 54872
Steven Schock	1,100,000
713 St. Albans Drive Boca Raton, FL 33486
John K. Tull	600,000
285 North Bay Court Lake Barrington, IL 60010
Jeanette Van Witzenburg Trust	1,650,000
1 Kellogg Lane Crystal Lake, IL 60014
Kim Van Witzenburg	100,000
1 Kellogg Lane Crystal Lake, IL 60014
Theresa Van Witzenburg	250,000
1 Kellogg Lane Crystal Lake, IL 60014
Alex Verde	1,500,000
c/o Alex H. Verde & Sons 2001 Rand Road Palatine, IL 60074
Kenneth Charles Wiley	841,667
1320 Butler Pike Maple Glen PA 19002
42,817,387

ENVIRO-RECOVERY, INC.
THIS PROXY IS BEING SOLICITED BY SHAREHOLDERS

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated October 24, 2001 in connection with the Special Meeting of Shareholders to be held at 10:00 a.m. on Friday, November 30, 2001 at the Cheqamegon Hotel, 101 Lake Shore Drive West, Ashland, Wisconsin and hereby appoints Scott Mitchen and William J. Lapelle and each of them (with full power of substitution to each, to vote all shares of the Common Stock registered in the name provided herein which the undersigned is entitled to vote at the Special Meeting of Shareholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposal set forth in said Proxy.

SEE REVERSE SIDE FOR THE PROPOSAL. If you wish to vote in accordance with the Concerned Shareholders recommendations, just sign on the reverse side. You need not mark any boxes.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

/x/	PLEASE MARK VOTES AS IN THIS EXAMPLE
Enviro-Recovery, Inc.
Mark box at right if an address change or comment has been noted on the reverse side of this card.	/ /

CONTROL NUMBER:

Please complete this form, sign and indicate the date. If this form is signed and unmarked, then your vote will be cast "FOR" the proposal.
		For All Nominees	With- hold	For All Except
1.	Election of Directors	/ /	/ /	/ /
(01) David "Caz" Neitzke (02) John K. Tull (03) Jack Lowry

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

	Mark box at right if you wish to attend and vote your shares at the meeting. Mark this box ONLY if you plan to attend and vote your shares at the meeting.			/ /

RECORD DATE SHARES:

Please be sure to sign and date this Proxy.	Date

Shareholder sign here	Co-owner sign here

DETACH CARD	DETACH CARD
PLEASE VOTE, SIGN, DATE, DETACH AND RETURN THE ABOVE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

QuickLinks

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF ENVIRO-RECOVERY, INC To Be Held on November 30, 2001.
PROXY STATEMENT FOR SPECIAL MEETING IN LIEU OF ANNUAL OF SHAREHOLDERS OF ENVIRO-RECOVERY, INC. To be held November 30, 2001
PROPOSAL ELECTION OF DIRECTORS
Summary Compensation Table
GENERAL AND OTHER MATTERS
EXHIBIT A CONCERNED SHAREHOLDERS